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                                                                    EXHIBIT 21.1


                          CORAM HEALTHCARE CORPORATION

                              CORPORATE STRUCTURE


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Coram Healthcare Corporation
         Subsidiaries:
         Coram, Inc.
                 Subsidiaries:
                 Coram Physician Services, Inc.
                          Subsidiaries:
                          Fairfax Hematology Oncology Associates, P.C.
                 HealthInfusion, Inc.
                          Subsidiaries:
                          Dickson Research Group, Inc
                          Hospicenter of Texas, Inc.
                 H.M.S.S., Inc.
                          Subsidiaries:
                          Coram Homecare of Texas, Inc.
                          H.M.S.S. Infusion Affiliates, Inc.
                          H.M.S.S. Infusion Affiliates of Jacksonville, Inc.
                 Medisys, Inc.
                          Subsidiaries:
                          American Home Therapies, Inc.
                          CareVan Medical Systems of Ohio, Inc.
                          Coram Homecare of Illinois, Inc.
                          PharmCare, Inc.
                 T(2) Medical, Inc.
                          Subsidiaries:
                          Alabama Home Nursing, Inc.
                          Chicago Home Health Management, Inc.
                          Columbia Home Therapeutics, Inc.
                          Coram Healthcare Corporation of Alabama
                          Coram Healthcare Corporation of Arizona
                          Coram Healthcare Corporation of Colorado
                          Coram Healthcare Corporation of Connecticut
                          Coram Healthcare Corporation of Delaware
                          Coram Healthcare Corporation of Florida
                          Coram Healthcare Corporation of Greater D.C.
                          Coram Healthcare Corporation of Greater New York Coram Healthcare Corporation of Idaho
                          Coram Healthcare Corporation of Illinois
                          Coram Healthcare Corporation of Indiana
                          Coram Healthcare Corporation of Iowa
                          Coram Healthcare Corporation of Kansas
                          Coram Healthcare Corporation of Kentucky
                          Coram Healthcare Corporation of Louisiana
                          Coram Healthcare Corporation of Maine
                          Coram Healthcare Corporation of Michigan
                          Coram Healthcare Corporation of Minnesota,
                          Coram Healthcare Corporation of Mississippi
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                 T2 Medical, Inc. subsidiaries (continued):
                          Coram Healthcare Corporation of Missouri
                          Coram Healthcare Corporation of Nebraska
                          Coram Healthcare Corporation of Nevada
                          Coram Healthcare Corporation of New Hampshire
                          Coram Healthcare Corporation of New Jersey
                          Coram Healthcare Corporation of New Mexico
                          Coram Healthcare Corporation of North Carolina
                          Coram Healthcare Corporation of Northern California Coram Healthcare Corporation of Ohio
                          Coram Healthcare Corporation of Oklahoma
                          Coram Healthcare Corporation of Oregon
                          Coram Healthcare Corporation of Pennsylvania
                          Coram Healthcare Corporation of Rhode Island
                          Coram Healthcare Corporation of South Carolina
                          Coram Healthcare Corporation of Southern California Coram Healthcare Corporation of Southern Florida Coram Healthcare Corporation of Tennessee
                          Coram Healthcare Corporation of Texas
                          Coram Healthcare Corporation of Virginia
                          Coram Healthcare Corporation of Washington
                          Coram Healthcare Corporation of West Virginia
                          Coram Healthcare Corporation of Wisconsin
                          Coram Homecare of Arizona, Inc.
                          Coram Homecare of Kansas, Inc.
                          Coram Homecare of Michigan, Inc.
                          Coram Homecare of Minnesota, Inc.
                          Coram Homecare of Nebraska, Inc.
                          Coram Homecare of Northern California, Inc.
                          Coram Homecare of Ohio, Inc.
                          Coram Homecare of South Carolina, Inc.
                          Coram Homecare of Virginia, Inc.
                          Coram Homecare of Wisconsin, Inc.
                          Curaflex Health Services, Inc.
                                  Subsidiaries:
                                  Caremark Pharmacy Services, Inc.
                                  Comprehensive Pharmacy Home IV Services, Inc. Coram Alternate Site Services, Inc.
                                  Coram Healthcare Corporation of Massachusetts
                                           Subsidiaries:
                                           Clinical Homecare Corporation
                                  Coram Healthcare Corporation of New York
                                  Coram Healthcare Corporation of North Texas
                                  Coram Healthcare Corporation of Utah
                                  Homeline, Inc.
                                  Orion Medical Services, Inc.
                                  Stratogen of Florida, Inc.,
                                  Stratogen of Palm Beach, Inc.
                                  Stratogen of Rhode Island, Inc.
                          Dallas Home Therapeutics, Inc.
                          Extendacare Health Systems, Inc.
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                 T2 Medical, Inc. subsidiaries (continued):
                          Georgia Home Therapeutics IV, Inc.
                          Greater New York Home Therapeutics, Inc.
                          Intracare Holdings Corporation
                          Northside Weight Management, Inc.
                          Servicetrends, Inc.
                          Tampa Bay Area Home Therapeutics, Inc.
                          T2 Lithotripter Investment, Inc.
                                  Subsidiaries:
                                  Heritage Medical Services, Inc.
                                  Litho Center Southwest, Inc.
                                  North Georgia Lithotripsy Associates, Inc.
                                  South Georgia Lithotripsy Associates, Inc.
                                  T2 Lithotripter Investment of Indiana, Inc.
                          T2 Management, Inc.
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